Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 19, 2018 by and between PTC Inc., a Massachusetts corporation (the “Company”), and Rockwell Automation, Inc., a Delaware corporation (“Rockwell”), each of which is sometimes referred to herein as a “Party” and collectively as the “Parties.”

R E C I T A L S

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of June 11, 2018, by and between the Company and Rockwell (the “Securities Purchase Agreement”), Rockwell shall acquire 10,582,010 shares (the “Shares”) of the Company’s Common Stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, in connection with Rockwell’s investment pursuant to the Securities Purchase Agreement, the Company has agreed to provide certain rights to Rockwell to cause the resale of the shares of the Common Stock to be registered pursuant to the Securities Act (as defined below); and

WHEREAS, the Parties desire to set forth their rights and obligations relating to the registration of the resale of the Registrable Securities (as defined below) pursuant to the Securities Act.

A G R E E M E N T

NOW, THEREFORE, in consideration of the purchase of the Shares by Rockwell pursuant to the Securities Purchase Agreement, and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.    Definitions. As used in this Agreement the following capitalized terms shall have the following meanings. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement:

“Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Common Stock” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the recitals of this Agreement.

“Company Offering” shall have the meaning set forth in Section 3.4.

“Effectiveness Period” shall mean the period of time commencing on the date the SEC declares the Resale Shelf Registration Statement effective and ending on the Termination Date.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Free Writing Prospectus” shall have the meaning set forth in Section 2.7(a)(iii).

“Indemnitee” shall have the meaning set forth in Section 7.

“Inspectors” shall have the meaning set forth in Section 2.7(a)(viii).

“Marketed Underwritten Shelf Offering” shall mean any a shelf offering referred to in Section 2.5 that is an underwritten offering as to which the plan of distribution set forth in the applicable Take-Down Notice includes a “road show” (which may be an “electronic road show” and/or a “nondeal road show”) or other substantial marketing effort by the Company and the underwriters.

“Offering Blackout Period” shall have the meaning set forth in Section 3.4.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein and excluding all “free writing prospectuses” as defined in Rule 405 of the Securities Act.

“Records” shall have the meaning set forth in Section 2.7(a)(viii).

“Registrable Securities” shall mean the Shares, and any shares of Common Stock or other securities issued or issuable in respect of the Shares by way of spin-off, dividend, distribution, stock split or in connection with a combination of shares, reclassification, merger, consolidation, reorganization or similar transaction; provided, however, that Registrable Securities shall not include (i) any securities for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) any securities sold pursuant to Rule 144, and (iii) any Shares where the holder thereof beneficially owns in the aggregate less than 1% (one percent) of the shares of Common Stock that are outstanding at such time and such Shares are eligible to be sold in a single three-month period without registration in compliance with Rule 144 without any time, manner or volume of sale restrictions.

“Registration Statement” shall mean any registration statement of the Company which covers the resale of any of the Registrable Securities at any time under the Securities Act on Form S-3 (or, if and after the Company becomes ineligible to use that form, Form S-1), and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference, as well as any registration statement superseding or replacing such registration statement.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1.

“Rockwell” shall have the meaning assigned to such term in the first paragraph of this Agreement, subject to Section 12 (permitting assignment to an Affiliate).

“Rule 144” means Rule 144 under the Securities Act (or any successor provision).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Shares” shall have the meaning set forth in the recitals of this Agreement.

“Suspension Event” shall have the meaning set forth in Section 3.3.

“Suspension Event Certificate” shall have the meaning set forth in Section 3.3.

“Take-Down Notice” shall have the meaning set forth in Section 2.5.

“Termination Date” shall mean the earlier of (a) the date on which the registration rights of all Persons pursuant to this Agreement have terminated pursuant to Section 5 or (b) the date the Company is acquired in a transaction approved by the Company’s Board of Directors (including, without limitation, through a merger, consolidation, stock purchase, or sale of all or substantially all of the Company’s assets).

2.    Resale Shelf Registration Rights.

2.1    Registration Statement Covering Resale of Registrable Securities. Not later than July 19, 2019, the Company shall file with the SEC a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities registering the resale on a delayed or continuous basis of all such Registrable Securities by Rockwell (a “Resale Shelf Registration Statement”). If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), then the Company shall file the Resale Shelf Registration Statement in the form of an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) or any successor form thereto. If the Resale Shelf Registration Statement is not an automatic shelf registration statement, then the Company shall use commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective under the Securities Act promptly following the filing of the Resale Shelf Registration Statement. The Company agrees to use commercially reasonable efforts to maintain the effectiveness of the Resale Shelf Registration Statement, including by filing any necessary post-effective amendments and/or replacement shelf registration statements and prospectus supplements, during the Effectiveness Period; provided that the effectiveness of the Resale Shelf Registration Statement need not be maintained for the purposes of registering the resale of securities that no longer constitute Registrable Securities or at any time when the Company is not eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities. However, if the Company shall at any time before the Termination Date become ineligible to file or use a registration statement on Form S-3 (or any similar or successor form), then the Company shall promptly file with the SEC a shelf registration statement covering all of the Registrable Securities on Form S-1 (or any similar or successor form) and use commercially reasonable efforts to have such registration statement declared effective under the Securities Act promptly following its filing. The Company will thereafter maintain the effectiveness of that registration statement, amending and replacing it as appropriate (and it shall be a Resale Shelf Registration Statement within the meaning of this Agreement), and amending and supplementing the prospectus included therein and related thereto, throughout the Effectiveness Period. The Company’s obligations under this Section 2 shall extend to and include Form S-1 registration of the Registrable Securities to the same extent that such obligations apply to Form S-3 registration of the Registrable Securities.

2.2    Notification and Distribution of Materials. The Company shall notify Rockwell in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to Rockwell, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as Rockwell may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3    Amendments and Supplements. Subject to the provisions of Section 2.1, the Company shall prepare and file with the SEC from time to time such amendments and/or replacement shelf registration statements and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.4    Notice of Certain Events. The Company shall promptly notify Rockwell in writing of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Company shall promptly notify Rockwell in writing of the filing of the Resale Shelf Registration Statement (or the Prospectus relating thereto) or any amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and/or replacement shelf registration statement and of the effectiveness of any post-effective amendment and/or replacement shelf registration statement.

2.5    Notice of Underwritten Offering. At any time that a Resale Shelf Registration Statement is effective, if Rockwell delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to sell all or part of its Registrable Securities using the Resale Shelf Registration Statement in a Marketed Underwritten Shelf Offering, then the Company shall amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to such Marketed Underwritten Shelf Offering; provided, that no more than one Marketed Underwritten Shelf Offering may be conducted during any 90-day period. For the avoidance of doubt, Registrable Securities may be offered and sold using the Resale Shelf Registration Statement, subject to Section 3, even when Rockwell is not permitted by the terms of this Section 2.5 to conduct a Marketed Underwritten Shelf Offering.

2.6    Selection of Underwriter. In the event of a Marketed Underwritten Shelf Offering, Rockwell shall select the investment banker(s) and manager(s) that will serve as managing underwriters (including which such managing underwriters will serve as lead or co-lead) and underwriters with respect to the offering of such Registrable Securities; provided, that such investment banker(s) and manager(s) shall be reasonably acceptable to the Company (such acceptance not to be unreasonably withheld, conditioned or delayed).

2.7    Registration Procedures.

(a)    If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 2, the Company shall as expeditiously as reasonably practicable:

(i)    prepare and file with the SEC such amendments, including post-effective amendments and/or replacement shelf registration statements, and supplements to a Resale Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Resale Shelf Registration Statement effective and to comply in all material respects with the provisions of the Securities Act with respect to the disposition of the Registrable Securities subject thereto for a period ending on the date on which all the Registrable Securities cease to be Registrable Securities; promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and Rockwell agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(ii)    respond as promptly as reasonably practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and promptly provide Rockwell true and complete copies of all correspondence from and to the SEC relating to such Registration Statement;

(iii)    furnish to Rockwell and each underwriter, if any, of the securities being sold by Rockwell such number of conformed copies of such Resale Shelf Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus contained in or deemed part of such Resale Shelf Registration Statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as Rockwell and each such underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

(iv)    use commercially reasonable efforts to cause such Registrable Securities (if such Registrable Securities are shares of Common Stock) to be listed on each securities exchange on which shares of Common Stock are then listed;

(v)    use commercially reasonable efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Resale Shelf Registration Statement from and after a date not later than the effective date of such Resale Shelf Registration Statement;

(vi)    enter into such agreements (including an underwriting agreement) in form, scope and substance as is customary in underwritten offerings of shares of common stock by an issuer similar to the Company and use its commercially reasonable efforts to take all such other actions reasonably requested by Rockwell (including those reasonably requested by the lead managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten offering, (A) make such representations and warranties to Rockwell and the underwriters, if any, with respect to the business, management, financial statements and prospects of the Company and its subsidiaries, and the Resale Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, and (B) deliver such documents and certificates as reasonably requested by Rockwell, its counsel and the lead managing underwriter(s), if any, to evidence the continued accuracy of the representations and warranties made pursuant to sub-clause (A) and to evidence compliance with any customary covenants and satisfaction of any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(vii)    in connection with an underwritten offering, use commercially reasonable efforts to obtain for the underwriter(s) (A) opinions of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, and (B) ”comfort” letters and updates thereof (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent public accountants who have certified the Company’s financial statements included in such Resale Shelf Registration Statement, covering the matters customarily covered in “comfort” letters in connection with underwritten offerings;

(viii)    make available for inspection by Rockwell, any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent or Representative retained in connection with such offering by Rockwell or each such underwriter (collectively, the “Inspectors”), financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary, or as shall otherwise be reasonably requested, to enable them to exercise due diligence in connection with such Registration Statement, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Representative, underwriter, attorney, agent or accountant in connection with such Registration Statement; provided, however, that the Company shall not be required to provide any information under this Section 2.7(a)(viii) to the extent that either (1) the Company has obtained confidential treatment of such information from the SEC or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the

Inspectors in writing, unless, with respect to clause (1) or (2), Rockwell enters into, and causes each of its Inspectors to enter into, a confidentiality agreement on terms and conditions reasonably acceptable to the Company; provided, further, that Rockwell agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by another Governmental Authority, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to the extent practicable seeking to prevent disclosure of the Records deemed confidential;

(ix)    as promptly as practicable notify in writing Rockwell and the underwriters, if any, of the following events: (A) the filing of the Resale Shelf Registration Statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Resale Shelf Registration Statement and/or replacement shelf registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the Resale Shelf Registration Statement or any post-effective amendment thereto and/or replacement shelf registration statement, when the same has become effective; (B) the receipt of any written comments from the SEC or any request by the SEC or any other U.S. or state Governmental Authority for amendments or supplements to the Resale Shelf Registration Statement or the prospectus or for additional information; (C) when the Resale Shelf Registration Statement or any amendment thereto becomes effective; (D) the issuance by the SEC of any stop order suspending the effectiveness of the Resale Shelf Registration Statement or the initiation of any proceedings by any Person for that purpose; (E) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (F) if at any time the representations and warranties of the Company contained in any mutual agreement (including any underwriting agreement) contemplated by Section 2.7(a)(vi) cease to be true and correct in any material respect; and (G) upon the happening of any event that makes any statement made in such Resale Shelf Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Resale Shelf Registration Statement, prospectus or documents so that, in the case of the Resale Shelf Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, in the case of clause (G), that such notice need not include the nature or details concerning such event;

(x)    use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (ix) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(xi)    cooperate with Rockwell and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.;

(xii)    have appropriate officers of the Company prepare and make presentations at a reasonable number of “road shows” and before analysts and rating agencies, as the case may be, and other information meetings reasonably organized by the underwriters, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by Rockwell and the underwriter(s) in the offering, marketing and selling of the Registrable Securities; provided, however, that the scheduling of any such “road shows” and other meetings shall not unduly interfere with the normal operations of the business of the Company;

(xiii)    if reasonably requested by counsel to Rockwell, (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Resale Shelf Registration Statement such information as the Company reasonably agrees (upon advice of counsel) is required to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and has agreed to their inclusion in the Resale Shelf Registration Statement; and

(xiv)    take all other actions reasonably requested by Rockwell or the lead managing underwriter(s) to effect the intent of this Agreement.

3.    Suspension of Registration Requirement; Market Standstill.

3.1    The Company shall promptly notify Rockwell in writing of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to the Registrable Securities or the initiation of any proceedings for that purpose. The Company shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as reasonably possible and promptly notify in writing Rockwell of the withdrawal of any such order.

3.2    At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act to a transferee, the Company shall notify Rockwell (A) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in such event, (B) to suspend sales of Registrable Securities, and Rockwell will refrain from selling any Registrable Securities pursuant to such Registration Statement until Rockwell is advised in writing by the Company that the current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In such event, unless such event constitutes a Suspension Event (as defined below), the Company shall promptly, and in any event within ten (10) Business Days after giving such notice to the Company, prepare and file a supplement to or an amendment of such Prospectus as may be necessary so that, as supplemented or amended, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly, and in any event within ten (10) Business Days after giving such notice, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement. The Company shall promptly notify Rockwell in writing when the current Prospectus may be used.

3.3    Subject to the terms of Section 4, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings with any state securities commission, to become effective, shall be deferred, for one or more reasonable periods, each of which may not exceed forty-five (45) days, if the Board of Directors of the Company determines in good faith that such deferral is in the best interest of the Company and its stockholders in order to avoid the disclosure of information not otherwise then required by Law (in the absence of a registration or sales thereunder) to be publicly disclosed (such circumstances being hereinafter referred to as a “Suspension Event”). The Company shall notify Rockwell of the existence of any Suspension Event by promptly delivering to Rockwell a certificate signed by an executive officer of the Company (“Suspension Event Certificate”) stating that a Suspension Event has occurred and is continuing and setting forth the duration of such Suspension Event (not to exceed forty-five (45) days from delivery of the Suspension Event Certificate) or, if such duration is not known, the anticipated duration of such Suspension Event (not to exceed forty-five (45) days from the delivery of the Suspension Event Certificate). If the Suspension Event Certificate does not set forth a definitive duration of the Suspension Event, then upon the earlier of (i) forty-five (45) days following delivery of the Suspension Event Certificate or (ii) the conclusion of the Suspension Event, the Company shall notify Rockwell in writing of the termination of the Suspension Event. Notwithstanding anything herein to the contrary, the Company shall not be entitled to give notice of a second or subsequent Suspension Event until at least one hundred twenty (120) days has passed from the expiration of the immediately preceding Suspension Event.

3.4    Subject to the terms of Section 4, Rockwell agrees, if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering of Common Stock registered under the Securities Act (each, a “Company Offering”), not to effect any public sale or distribution of any of the Registrable Securities during an Offering Blackout Period (as defined below), provided that the Company is actively employing commercially reasonable efforts to cause the registration statement associated with such Offering Blackout Period to be effective, if it has not already become effective; provided, however, that the foregoing restriction shall apply to Rockwell for a Company Offering only if and to the extent that all directors and executive officers of the Company are subject to the same restriction for that Company Offering. The Company shall use commercially reasonable efforts to give written notice to Rockwell of any Offering Blackout Period at least fifteen (15) days prior to the commencement of the Offering Blackout Period; provided, however, that if the Company is unable to provide fifteen (15) days advance notice of the commencement of the Offering Blackout Period, the Company shall provide as much notice as reasonably possible, and provided further that the failure to timely provide such notice shall not in any way prohibit the commencement of an Offering Blackout Period. The “Offering Blackout Period” shall commence on a date set by the Company, which shall be no earlier than the fifth (5th) day preceding the anticipated date of pricing of such Company Offering, and shall end on the ninetieth (90th) day, or such sooner date as is requested by the managing underwriter or underwriters of such Company Offering, after the closing date of such Company Offering.

4.    Limitations on Suspension/Blackout Periods. Notwithstanding anything herein to the contrary, the Company covenants and agrees that (a) the Company’s rights to defer certain of its obligations pursuant to Section 3.3 during the pendency of any Suspension Event, and (b) Rockwell’s obligation to suspend public sales of Registrable Securities pursuant to Section 3.4 during one or more Offering Blackout Periods shall not, in the aggregate, cause Rockwell to be required to suspend sales of Registrable Securities or relieve the Company of its obligation to file a Registration Statement for longer than sixty (60) days, and an Offering Blackout Period may not be called more than once in any period of twelve (12) consecutive months.

5.    Termination of Registration Rights. The rights granted pursuant to Section 2 shall terminate, as to Rockwell, at such time at which Rockwell no longer holds any Registrable Securities.

6.    State Securities Laws and Sale Procedures.

6.1    The Company shall use its reasonable best efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by Rockwell; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

6.2    Rockwell agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or as contemplated in a Registration Statement.

7.    Indemnification by the Company. The Company agrees to indemnify and hold harmless Rockwell and Rockwell’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls Rockwell within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his, her or its connection with Rockwell (each, an “Indemnitee”), against any and all out-of-pocket losses, claims, damages, actions, liabilities, costs, and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of or based upon (i) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or state securities laws and relating to action or inaction required of the Company under the terms of this Agreement or in connection with any Registration Statement or Prospectus; (ii) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus; (iii) an omission to state or alleged omission to state in any Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) an omission to state or alleged omission to state in a Prospectus a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to such Indemnitee or any Person who participates as an underwriter or as a Representative of an underwriter in the offering or sale of Registrable Securities or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case, to the extent that any such loss, claim, damage, action, liability, cost or expense (each, a “Loss”) arises out of or is based upon (a) an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests that was furnished in writing to the Company expressly for use in connection with such Registration Statement or the Prospectus contained therein by such Indemnitee, (b) Rockwell’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to Rockwell by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented Prospectus, or (c) an untrue statement or alleged untrue statement contained in any offer made by Rockwell relating to the Registrable Securities that constitutes a Free Writing Prospectus prepared by or on behalf of Rockwell. The foregoing indemnity shall remain in full force and effect regardless of any investigation made by any Person and shall survive the sale of all securities registered pursuant to Section 2.

8.    Covenants of Rockwell. Rockwell hereby agrees (i) to cooperate with the Company and to furnish to the Company the information concerning Rockwell, its plan of distribution and its ownership interests in securities of the Company in connection with the preparation of a Registration Statement or Prospectus with respect to Rockwell’s Registrable Securities and any filings with any state securities commissions as the Company may reasonably request (and to promptly notify the Company of any material changes in such information set forth in a Registration Statement prior to and during the effectiveness of such Registration Statement), (ii) that it will not make any offer relating to the Registrable Securities that would constitute a Free Writing Prospectus, and (iii) to indemnify the Company, its officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls the Company within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his, her or its connection with the Company, against any and all Losses arising out of or based upon (A) an untrue statement or alleged untrue statement of a material fact contained in either such Registration Statement or the Prospectus contained therein, an omission or alleged omission to state in such Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, or an omission or alleged omission to state in such Prospectus a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with information regarding Rockwell or its plan of distribution or its ownership interests that was furnished in writing to the Company by Rockwell expressly for use therein, or (B) an untrue statement or alleged untrue statement contained in any offer made by Rockwell relating to the Registrable Securities that constitutes a Free Writing Prospectus prepared by or on behalf of Rockwell. The foregoing indemnity shall remain in full force and effect regardless of any investigation made by any Person and shall survive the sale of all securities registered pursuant to Section 2.

9.    Indemnification Procedures. Any Person entitled to indemnification under this Agreement shall promptly, and in any event within five (5) Business Days, notify the indemnifying party in writing of the commencement of any action, proceeding or investigation of which such Person has actual knowledge and with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except and only to the extent the indemnifying party is materially prejudiced thereby, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein at its own expense and, unless in the indemnified party’s reasonable judgment a conflict of interest exists in respect of such Loss, to assume and direct the defense thereof, to the extent that it so chooses, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to such indemnified party that it chooses to assume and direct the defense of such an action, proceeding or investigation, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person within a reasonable time, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person, but shall always be permitted to participate in such defense. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (iii) does not and is not likely to materially adversely affect the indemnified party.

10.    Contribution. If the indemnification provided for in Section 7 or 8 shall for any reason be unavailable in respect of any Loss, then, in lieu of the amount paid or payable thereunder, the indemnified party and the indemnifying party shall contribute to the aggregate Losses in such proportion as is appropriate to reflect the relative fault of the Company and of the other Persons indemnifying or indemnified for such Losses with respect to the statements, omissions or actions that resulted in such Losses, as well as any other equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be necessarily equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section. The amount contributed by an Indemnitee shall on no account exceed the proceeds of the resale of Registrable Securities by such Indemnitee. In addition, no Person shall be obligated to contribute amounts under this Section 10 in payment for any settlement of any Loss effected without such Person’s consent. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. The remedy provided for in this Section 10 is not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

11.    Expenses and Payments. The Company shall bear all expenses incurred in connection with the registration of the Registrable Securities pursuant to Section 2 and the administration of the registration program hereunder, including (i) all registration and filing fees, all Nasdaq listing fees for the Shares, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of Rockwell and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) all reasonable out-of-pocket expenses related to any “road show” for an offering, including all travel, meals and lodging, and (vi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties); but excluding all fees and disbursements of underwriters customarily paid by sellers of securities and all underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities. All expenses relating to the offer and sale of Registrable Securities not to be borne by the Company pursuant to the foregoing sentence shall be borne and paid by Rockwell. The payments required by Section 7, 8 and 10 shall be made periodically during the course of any action, proceeding or investigation, as and when any Loss is incurred.

12.    Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any Party without the prior written consent of the other Party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void; provided, however, that Rockwell may assign any or all of its rights hereunder to any Affiliate so long as such Affiliate agrees to be bound by the terms hereof. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

13.    No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to Rockwell to register the Registrable Securities under the Securities Act.

14.    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to (a) make and keep adequate current public information available pursuant to paragraph (c) of Rule 144 and (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

15.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e mail, upon written confirmation of receipt by facsimile, e mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice pursuant to this Section:

if to the Company, to:

PTC Inc.

140 Kendrick Street

Needham, MA 02494

Attention: President & CEO

E-mail: ir@ptc.com

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Facsimile: (617) 801-8906

Attention: Stuart M. Cable

                 Robert P. Whalen, Jr.

E-mail: SCable@goodwinlaw.com

             RWhalen@goodwinlaw.com

if to Rockwell, to:

Rockwell Automation Inc.

1201 South 2nd Street

Milwaukee, WI 53204

Facsimile: 414-382-8421

Attention: General Counsel

E-mail: RWHouse@ra.rockwell.com

with a copy (which shall not constitute notice) to:

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

Facsimile: 414-297-4900

Attention: Jay O. Rothman

                 Patrick G. Quick

E-mail: jrothman@foley.com

             pgquick@foley.com

16.    Amendments; Waiver. Except insofar as assignments are permitted under this Agreement, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Rockwell. Any waiver of a provision of this Agreement must be in writing and executed by the Party against whom enforcement of such waiver is sought.

17.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

18.    Entire Agreement; Severability. This Agreement, the Securities Purchase Agreement, the Strategic Alliance Agreement and the Confidentiality Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

19.    Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan in The City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York state or federal court) for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

20.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Party.

21.    Drafting Conventions; No Construction Against the Drafter.

21.1    The headings in this Agreement are provided for convenience and do not affect its meaning. The words “include”, “includes” and “including” are to be read as if they were followed by the phrase “without limitation”. Unless specified otherwise, any reference to an agreement means that agreement as amended or supplemented, subject to any restrictions on amendment contained in such agreement. Unless specified otherwise, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations. If any date specified in this Agreement as a date for taking action falls on a day that is not a Business Day, then that action may be taken on the next Business Day.

21.2    The Parties have participated jointly with their respective counsel in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the Parties and there is to be no presumption or burden of proof favoring or disfavoring any Party because of the authorship of any provision of this Agreement.

22.    Equitable Relief; Enforcement. The Parties agree that irreparable damage would occur in the event that any of the applicable provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state or federal court sitting in the Borough of Manhattan in the City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York state or federal court), this being in addition to any other remedy to which such party is entitled at law or in equity. Each Party hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

23.    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.    Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PTC INC.

By:	/s/ James Heppelmann
James Heppelmann
President & Chief Executive Officer

ROCKWELL AUTOMATION, INC.

By:	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, General Counsel and Secretary

[Signature Page to Registration Rights Agreement]